UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2007

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

We remember and honor our friend and colleague, Linda C.Y. Pei, who died of cancer on December 27, 2007, at age 63.  Linda and Leslie Christian developed and cofounded the Women’s Equity Mutual Fund (now Pax World Women’s Equity Fund) and were close friends for more than 30 years.  Linda was an honorable, kind, intelligent woman who was devoted to her family and who committed her professional work to advancing the role of women in the workplace.  It is with great sadness that we say goodbye to Linda.

As the campaigns, caucuses, and primaries continue, we are reminded once again of the tension that exists between long-term vision and values and short-term practicalities, such as winning elections (and making money).  For a multitude of reasons, we as a culture are not ready, willing, or able to face head-on the realities of the Earth’s biocapacity limits, the implications for our lives, and the huge responsibility we bear for future generations.  It is depressing, overwhelming, and difficult.  For those reasons and many others, we are easily distracted when, in fact, we ought to be evaluating every choice and making every decision in a fully informed and intelligent way.  This is not the general approach of the collective society, nor is it the approach of our leaders and candidates.  Based on the debates and speeches so far, the only thing we know is that they all want “change.”  Specifics such as biocapacity constraints are not on the agenda.  The closest we’ve come in the political debates is inclusion of climate change on a laundry list of issues to be “changed.”

To be fair, biocapacity isn’t the only topic that suffers.  There is refusal to discuss the significance of our national debt, our trade deficit, and the shifting role of the U.S. dollar in the world.  Approximately 70% of Portfolio 21’s investments are international because our company selection criteria have identified environmental leadership mostly outside the U.S.  Nobody who wants to win an election dares discuss the possibility of economic decline or a change in the standard of living in the U.S.  Over and over again, we witness the subjugation of long-term thinking to short-term reflexive decisionmaking.

With respect to the presidential election, it can be tempting to simply throw in the towel and go with the discussions of the moment, knowing deep down that we’re not really addressing the core issues, but feeling that it isn’t realistic to expect such a thing, anyway.  We must remember this:  the fact that biocapacity limits are not being discussed seriously at the presidential level does not mean that they don’t exist.

Portfolio 21’s investment management process is designed to lead us to wise investment decisions in the context of the knowledge we have about biocapacity limits and our willingness to consider possible and probable future outcomes.  While we may be fearful and even pessimistic about the future, we consider these future outcomes very seriously as we manage the ecological risk of the world’s stock markets.

At Portfolio 21, we continue to review and evaluate our investment criteria in the context of new information and world developments.  Our goal is to find the most appropriate investments in a world where the increasing impacts of rising population and consumption are meeting shrinking natural resources.  This requires a level of analysis that is unpopular with our politicians as well as with many financial professionals, particularly when we are committed to long-term value creation rather than short-term exploitative profits.  But the stakes are too high to be complacent or to expect that technology will save us.  We seek rational approaches to long-term investing, which means we must set investment standards that include adaptability, creativity, flexibility, and ingenuity rather than hope, denial, and self-justification.

We are committed to keeping you, our shareholders, fully informed of our investment process, and we welcome your input.  Please email us anytime: leslie@portfolio21.com or carsten@portfolio21.com.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management's Discussion of Fund Performance:
(6 months ending 12/31/07)

Portfolio 21’s return was narrowly below the MSCI World Equity Index return during the past six months.  Longer-term performance remains near or above benchmark.

	6		3	5	Since
	month	1	Years	Years	Inception*
	return	Year	(avg Annual)	(avg Annual)	(avg Annual)
Portfolio 21
Retail	-0.86%	10.41%	13.34%	17.39%	7.36%
Portfolio 21
Institutional**	-0.74%	N/A	N/A	N/A	N/A
MSCI World
Equity Index	0.07%	9.57%	13.30%	17.53%	5.32%

Gross Expense Ratio
Portfolio 21 – Retail:  1.59%
Portfolio 21 – Institutional:  1.29%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

*	The inception of the Retail shares was 9/30/99.
**	Institutional shares have been offered since 3/30/07.

Investors struggled to assign a suitable market risk premium over the past six months after years of carefree lending and repackaging of debts left creditors with an ambiguous account of their balance sheets.  Financial institutions were forced to write off billions of dollars of asset-backed investments.  Banks, afraid to lend to one another, were in dire need of new capital.  Many cut dividends and warned against even more potential writedowns.  Further rate cuts and easier access to credit may not be enough to jump start lending and guide the economy out of this credit crisis anytime soon.  This brings to the forefront the issue of other serious risks that have long been overlooked by investors, such as ecological risk.

We believe the ecological risk associated with biocapacity constraints and climate change is the most serious threat facing capital markets and the global economy today.  What is the appropriate “ecological risk premium” investors should apply to the market?  No one can say for certain, but the importance of evaluating ecological risk is paramount.  We believe corporations with a lower ecological risk profile have a competitive advantage over their peers, and thus warrant a higher relative stock price.  While this has become apparent to some investors for various investments, many are less obvious.  As the competitive advantages of a smaller corporate footprint emerge, we expect ecological risk premiums to adjust and stocks prices to diverge.  We believe Portfolio 21 investors stand to benefit.

Fund sector allocation had a balanced impact on returns over the past six months, as Portfolio 21 was underweight in the worst performing sectors as well as the best.  Given the subprime mortgage contagion and resulting credit crunch, it’s easy to distinguish the market sectors that underperformed.  The financial services sector was by far the worst performing market sector.  Portfolio 21’s exposure to the financial services sector is half that of the market, due to a lack of compelling investment opportunities and the complex and convoluted operating nature of many of the world’s largest financial institutions.  Consumer cyclicals also performed poorly as investors fretted that housing and mortgage woes would spill into consumer spending.  On the flip side, natural resource related industries outperformed on continued robust demand for commodities, especially in developing markets.  The energy sector was yet again the best performing sector as oil rallied to near $100 per barrel.  The fund’s investment criteria exclude direct representation here.  However, Portfolio 21 companies are more energy- and production-efficient than most of their peers, and therefore potentially stand to strengthen their market positions and remain profitable in the face of prolonged commodity inflation.

Given biocapacity constraints and climate change risk, we believe we have identified the sectors and companies that are likely to prosper in the future.  We are overweight in the information technology, industrials, and materials sectors.  Leading companies in these sectors are determined to enable global commerce to function more efficiently and with less waste.  Advancement in technology, product design, and operating techniques will help these companies achieve competitive advantage, a lower relative ecological risk premium, and lower cost of capital, and thus a higher relative share value.

Beyond market sectors, individual stock performance had a considerable impact on fund performance over the past six months:

MTR provides public transport services in Hong Kong.  The company also develops, sells and manages residential and commercial properties.  MTR shares soared during the past six months on hopes its earnings will be boosted by increased property development projects following its merger with Hong Kong’s other railway operator, Kowloon-Canton Railway.  Property development rights provide upside potential, while rail and station business provides steady cash flows.  Furthermore, as a builder and operator of mass transit systems, MTR is part of the global solution to sustainable transport, validating the company’s business model.

Schnitzer Steel operates a steel scrap recycling business in the western U.S.  The company supplies ferrous scrap to export and domestic steel producers through its scrap collection, processing, and deep water facilities.  Schnitzer shares climbed after the company announced top third quarter earnings on rising foreign demand and record high scrap prices.  Long-term fundamentals for recycled metals are strong and relatively tight supply is pushing prices higher in both the domestic and export markets, as the world’s thirst for steel continues.  In the near term, however, record shipping rates have cut into profits at Schnitzer, which relies on ocean freight to transport the scrap metal it recycles.  Steel manufacturing is an extremely polluting and energy-intensive endeavor, with significant impacts throughout the supply chain.  Through the use of recycled raw materials, and cleaner and more efficient electric arc furnaces, the impacts of steel production can be greatly reduced.

Ericsson is a world leader in the production of advanced systems and products for wired and mobile telecommunications networks.  The company’s shares took a beating in the fourth quarter as management was blindsided by weakness in sales and margins.  Although the stock will face headwinds until investor confidence returns, its strong market share and prospects for higher margins will serve it well in the long run.  Ericsson also has procedures in place to monitor and improve environmental progress in product energy efficiency, materials procurement, the manufacturing processes, distribution, and product end-life use, which should provide further competitive advantage.

Electrolux is a producer of appliances for home and professional use, selling more than 40 million products to customers in 150 countries.  Electrolux products include refrigerators, dishwashers, washing machines, vacuum cleaners, and cookers.  It had a rough fourth quarter as higher steel prices and uncertain demand from a slowing U.S. economy drove shares down near their 52-week low.  The company has weathered times like this before and management has shown the ability to adapt to changing market conditions.  Electrolux also produces some of the world’s most water-efficient washing machines and dishwashers, and dominates energy-efficiency awards for appliances in Europe, which should put them in favor with cash-strapped consumers looking to save money.

The information above represents the opinions of Portfolio 21, is subject to change, and any forecasts made cannot be guaranteed.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following semi-annual report for the Fund’s holdings as of December 31, 2007.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges and expenses.

The Fund is distributed by Quasar Distributors, LLC (2/08)

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2007 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$3,625,336	1.36%
Austria	2,780,509	1.05%
Belgium	2,009,001	0.75%
Brazil	955,056	0.36%
Canada	3,165,135	1.19%
China	987,840	0.37%
Denmark	15,133,393	5.68%
Finland	9,183,147	3.45%
France	9,472,850	3.56%
Germany	21,931,041	8.23%
Hong Kong	1,367,097	0.51%
Italy	3,043,402	1.14%
Japan	26,000,155	9.76%
Netherlands	3,082,945	1.16%
New Zealand	266,307	0.10%
Norway	2,135,608	0.80%
Singapore	746,660	0.28%
Spain	7,709,915	2.89%
Sweden	23,830,276	8.95%
Switzerland	14,831,674	5.57%
United Kingdom	23,331,868	8.76%
United States	91,315,077	34.29%
Liabilities in Excess
of Other Assets	(565,270)	(0.21)%
Total	$266,339,022	100.00%

EXPENSE EXAMPLE for the Six Months Ended December 31, 2007 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07 –12/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent

EXPENSE EXAMPLE (unaudited), Continued

charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/07	12/31/07	7/1/07 – 12/31/07*
Retail Class Actual	$1,000	$ 991	$7.51
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.61

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/07	12/31/07	7/1/07 –12/31/07**
Institutional Class Actual	$1,000	$ 993	$6.01
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.09

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized expense ration for the most recent six month period of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

SCHEDULE OF INVESTMENTS at December 31, 2007 (unaudited)

Shares		Value
COMMON STOCKS: 87.4%
Automobiles & Components: 1.3%
11,625	Ballard Power
	Systems, Inc.
	(Canada) (a)	$61,148
30,000	Denso Corp. (Japan)	1,220,827
16,500	Fuel Systems
	Solutions, Inc.
	(United States) (a)	235,785
54,000	Johnson
	Controls, Inc.
	(United States)	1,946,160
		3,463,920
Banks: 5.8%
70,000	Dexia - Brussels
	Exchange (Belgium)	1,757,502
10,000	Dexia - Paris
	Exchange (Belgium)	251,499
60,000	ForeningsSparbanken
	AB (Sweden)	1,688,495
285,000	HSBC Holdings PLC
	(United Kingdom)	4,800,691
30,000	Royal Bank of
	Canada (Canada)	1,542,327
370,000	UniCredito Italiano
	SpA (Italy)	3,043,402
96,000	Westpac Banking
	Corp. (Australia)	2,334,429
		15,418,345
Capital Goods: 11.7%
5,500	Acciona SA (Spain)	1,732,889
240,000	Atlas Copco
	AB - Class A
	(Sweden)	3,567,196
50,000	Basin Water, Inc.
	(United States) (a)	413,500
600	Eaton Corp.
	(United States)	58,170
3,000	Energy Conversion
	Devices, Inc.
	(United States) (a)	100,950
250,000	Hyflux (Singapore)	550,411
121,800	JM AB (Sweden)	2,491,237
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,357,282
150,000	Mitsubishi Electric
	Corp. (Japan)	1,553,576
10,600	Plug Power, Inc.
	(United States) (a)	41,870
18,000	Schneider Electric
	SA (France)	2,437,991
34,000	Siemens AG -
	Registered Shares
	(Germany)	5,384,235
87,000	Skanska AB - Class B
	(Sweden)	1,628,197
213,300	SKF AB - Class B
	(Sweden)	3,595,282
12,000	Suntech Power
	Holdings Co.,
	Ltd. - ADR
	(China) (a)	987,840
26,000	Trex Co., Inc.
	(United States) (a)	221,260
41,900	Vestas Wind Systems
	A/S (Denmark) (a)	4,524,397
37,500	Volvo AB - Class B
	(Sweden)	627,456
		31,273,739
Commercial Services & Supplies: 1.4%
150,000	Biffa PLC
	(United Kingdom)	975,852
30,000	Fuel-Tech
	(United States) (a)	679,500
43,800	Herman Miller, Inc.
	(United States)	1,418,682
100,000	Tomra Systems ASA
	(Norway)	703,938
		3,777,972
Consumer Durables & Apparel: 6.2%
100,000	Barratt
	Developments PLC
	(United Kingdom)	899,384
102,000	Electrolux AB -
	Class B (Sweden)	1,691,807

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2007 (unaudited), Continued

Shares		Value
Consumer Durables & Apparel: (Continued)
54,000	Husqvarna AB -
	Class A (Sweden)	$637,491
180,000	Husqvarna AB -
	Class B (Sweden)	2,132,091
30,000	Interface, Inc. -
	Class A
	(United States)	489,600
43,000	Koninklijke Philips
	Electronics
	NV - ADR
	(Netherlands)	1,838,250
35,000	Matsushita Electric
	Industrial Co. Ltd.
	(Japan)	717,181
46,000	Nike, Inc.
	(United States)	2,955,040
105,000	Sharp Corp. (Japan)	1,873,007
35,200	Shimano, Inc. (Japan)	1,265,625
35,000	Sony Corp. - ADR
	(Japan)	1,900,500
		16,399,976
Diversified Financials: 2.5%
26,000	Deutsche Bank AG
	(Germany)	3,397,991
2,600	Deutsche Bank
	AG - GDR
	(Germany)	336,466
64,000	UBS AG - GDR
	(Switzerland)	2,944,000
		6,678,457
Food & Staples Retailing: 2.1%
25,000	Carrefour SA
	(France)	1,945,823
67,100	United Natural
	Foods, Inc.
	(United States) (a)	2,128,412
40,000	Whole Foods
	Market, Inc.
	(United States)	1,632,000
		5,706,235
Health Care Equipment & Services: 2.2%
75,000	Baxter
	International, Inc.
	(United States)	4,353,750
40,000	Olympus Corp.
	(Japan)	1,630,201
		5,983,951
Hotels, Restaurants & Leisure: 0.8%
28,300	Accor SA (France)	2,262,324
Household & Personal Products: 1.0%
60,000	Kao Corp. (Japan)	1,803,777
100,000	Natura Cosmeticos
	(Brazil)	955,056
		2,758,833
Insurance: 3.6%
135,000	Aviva PLC
	(United Kingdom)	1,799,207
375,000	Friends
	Provident PLC
	(United Kingdom)	1,222,886
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,746,697
125,000	Sompo Japan
	Insurance, Inc.
	(Japan)	1,120,967
138,000	Storebrand ASA
	(Norway)	1,431,670
32,000	Swiss Reinsurance
	(Switzerland)	2,263,820
		9,585,247
Materials: 9.6%
19,000	Air Liquide (France)	2,826,712
24,900	Air Products &
	Chemicals, Inc.
	(United States)	2,455,887
16,000	Linde AG
	(Germany)	2,120,976
34,000	Novozymes A/S -
	Class B (Denmark)	3,857,476
50,000	Praxair, Inc.
	(United States)	4,435,500

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2007 (unaudited), Continued

Shares		Value
Materials: (Continued)
43,000	Schnitzer Steel
	Industries, Inc.
	(United States)	$2,972,590
107,000	Stora Enso OYJ - R
	Shares (Finland)	1,597,283
161,790	Svenska Cellulosa
	AB - Class B
	(Sweden)	2,857,343
600,000	Teijin Ltd. (Japan)	2,557,153
		25,680,920
Media: 0.9%
100,000	British Sky
	Broadcasting
	Group PLC
	(United Kingdom)	1,230,080
80,000	Reed Elsevier PLC
	(United Kingdom)	1,074,450
		2,304,530
Pharmaceuticals & Biotechnology: 6.1%
110,200	Bristol-Myers
	Squibb Co.
	(United States)	2,922,504
120,000	Novartis AG
	(Switzerland)	6,562,480
27,600	Novo-Nordisk
	A/S - ADR
	(Denmark)	1,790,136
76,000	Novo-Nordisk
	A/S - Class B
	(Denmark)	4,961,385
		16,236,505
Real Estate: 1.2%
75,000	British Land Co.
	PLC
	(United Kingdom)	1,406,445
39,870	Potlatch Corp.
	(United States)	1,771,823
		3,178,268
Retailing: 3.8%
32,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	1,932,979
700,000	Kingfisher PLC
	(United Kingdom)	2,007,293
100,000	Marks & Spencer
	Group PLC
	(United Kingdom)	1,106,948
215,000	Staples, Inc.
	(United States)	4,960,050
		10,007,270
Semiconductors & Semiconductor Equipment: 3.0%
31,000	Advanced Micro
	Devices, Inc.
	(United States) (a)	232,500
115,000	Applied
	Materials, Inc.
	(United States)	2,042,400
135,000	Intel Corp.
	(United States)	3,599,100
124,000	STMicroelectronics
	NV - ADR
	(Switzerland)	1,773,200
7,223	Verigy Ltd.
	(Singapore) (a)	196,249
		7,843,449
Software & Services: 0.8%
49,000	Adobe Systems, Inc.
	(United States) (a)	2,093,770
Technology Hardware & Equipment: 11.6%
118,800	Agilent
	Technologies, Inc.
	(United States) (a)	4,364,712
86,050	Canon, Inc. (Japan)	3,938,215
92,000	Dell, Inc.
	(United States) (a)	2,254,920
25,000	EMC Corp.
	(United States) (a)	463,250
42,000	Ericsson Telephone
	Co. - ADR
	(United States)	980,700

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2007 (unaudited), Continued

Shares		Value
Technology Hardware & Equipment: (Continued)
62,300	Hewlett-Packard Co.
	(United States)	$3,144,904
46,000	International
	Business
	Machines Corp.
	(United States)	4,972,600
100,000	NEC Corp. (Japan)	459,324
197,600	Nokia OYJ - ADR
	(Finland)	7,585,864
30,000	Ricoh Co., Ltd.
	(Japan)	547,690
7,000	Sunpower Corp. -
	Class A
	(United States) (a)	912,730
78,900	Xerox Corp.
	(United States) (a)	1,277,391
		30,902,300
Telecommunication Services: 2.6%
300,000	BT Group PLC
	(United Kingdom)	1,620,618
3,300	Swisscom AG
	(Switzerland)	1,288,174
81,000	Telefonica SA
	(Spain)	2,625,723
315,000	Telstra Corp., Ltd.
	(Australia)	1,290,908
		6,825,423
Transportation: 4.6%
24,000	Canadian Pacific
	Railway Ltd.
	(Canada)	1,561,660
98,000	Deutsche Post AG
	(Germany)	3,336,375
370	East Japan Railway
	Co. (Japan)	3,043,447
80,000	Mitsui OSK Lines
	Ltd. (Japan)	1,011,384
375,000	MTR Corp.
	(Hong Kong)	1,367,097
23,000	National Express
	Group
	(United Kingdom)	565,713
30,000	TNT (Netherlands)	1,244,695
		12,130,371
Utilities: 4.6%
100,000	Iberdrola Renovables
	(Spain) (a)	826,060
110,000	National Grid PLC
	(United Kingdom)	1,824,319
40,000	Oest Elektrizitats
	(Austria)	2,780,508
24,000	Ormat Technologies,
	Inc. (United States)	1,320,240
40,000	Red Electrica De
	Espana (Spain)	2,525,243
92,000	Severn Trent PLC
	(United Kingdom)	2,797,981
40,049	Trustpower Ltd.
	(New Zealand)	266,308
		12,340,659
TOTAL COMMON STOCKS
(Cost $178,339,678)		232,852,464
PREFERRED STOCK: 2.1%
Household & Personal Products: 2.1%
100,000	Henkel KGaA	5,608,301
TOTAL PREFERRED STOCK
(Cost $3,312,125)		5,608,301

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS at December 31, 2007 (unaudited), Continued

Shares/
Principal Amount		Value
SHORT-TERM INVESTMENTS: 10.7%
Certificates of Deposit: 1.1%
	New Resource Bank
$300,000	4.500%, 02/21/2008	$300,000
300,000	4.400%, 04/24/2008	300,000
500,000	4.130%, 07/24/2008	500,000
	Permaculture
24,284	1.000%, 03/27/2008	24,284
	Self-Help
	Credit Union
100,000	4.820%, 08/20/2008	100,000
	Shorebank
200,000	4.450%, 02/14/2008	200,000
100,000	4.450%, 02/28/2008	100,000
300,000	4.380%, 03/27/2008	300,000
200,000	4.530%, 04/24/2008	200,000
100,000	4.200%, 05/29/2008	100,000
95,000	3.941%, 07/20/2008	95,000
286,650	4.650%, 08/14/2008	286,650
200,000	4.220%, 10/16/2008	200,000
95,000	3.980%, 11/06/2008	95,000
	Wainwright
100,000	4.360%, 01/18/2008	100,000
		2,900,934
Money Market: 9.6%
25,542,595	Fidelity Money
	Market Portfolio	25,542,595
TOTAL SHORT-TERM INVESTMENTS
(Cost $28,443,529)		28,443,529
TOTAL INVESTMENTS IN SECURITIES: 100.2%
(Cost $210,095,332)		266,904,294
Liabilities in Excess of
Other Assets: (0.2)%		(565,272)
TOTAL NET ASSETS: 100.0%		$266,339,022

(a)  Non-income producing security.
ADR American Depository Receipt
GDR Global Depository Receipt

Percent of
Country	Net Assets
Australia	1.36%
Austria	1.05%
Belgium	0.75%
Brazil	0.36%
Canada	1.19%
China	0.37%
Denmark	5.68%
Finland	3.45%
France	3.56%
Germany	8.23%
Hong Kong	0.51%
Italy	1.14%
Japan	9.76%
Netherlands	1.16%
New Zealand	0.10%
Norway	0.80%
Singapore	0.28%
Spain	2.89%
Sweden	8.95%
Switzerland	5.57%
United Kingdom	8.76%
United States	34.29%
Liabilities in Excess
of Other Assets	(0.21)%
100.00%

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2007 (unaudited)

ASSETS
Investments in securities, at value (cost $210,095,332 ) (Note 2)	$266,904,294
Cash	111,349
Receivables:
Dividends and interest	482,168
Fund shares sold	1,167,786
Translation of foreign currency	1,709
Prepaid expenses	26,404
Total assets	268,693,710

LIABILITIES
Payables:
Investment securities purchased	1,895,847
Fund shares redeemed	28,239
Investment advisory fees	216,061
Administration fees	20,473
Custody fees	21,585
Fund accounting fees	9,715
Transfer agent fees	22,611
Distribution fees	110,768
Chief compliance officer fees	1,417
Other accrued expenses	27,972
Total liabilities	2,354,688
NET ASSETS	$266,339,022

COMPONENTS OF NET ASSETS
Paid-in capital	$208,939,578
Accumulated net investment loss	(53,822)
Accumulated net realized gain on investments and
foreign currency transactions	644,304
Net unrealized appreciation on investments and foreign currency	56,808,962
Net assets	$266,339,022
Retail Class:
Net assets	$177,995,048
Shares issued and outstanding
(Unlimited number of shares authorized without par value)	4,959,954
Net asset value, offering price, and redemption price per share.	$35.89
Institutional Class:
Net assets	$88,343,974
Shares issued and outstanding
(Unlimited number of shares authorized without par value)	2,462,809

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS For the six months ended December 31, 2007 (unaudited)

INVESTMENT INCOME
Interest	$1,185,055
Dividends (net of foreign withholding tax of $29,704)	600,035
Total investment income	1,785,090

EXPENSES (Note 3)
Investment advisory fees	1,205,022
Distribution fees	217,119
Administration fees	118,774
Custody fees	51,903
Fund accounting fees	49,257
Transfer agent fees	48,790
Registration fees	33,615
Reports to shareholders	14,689
Audit fees	11,569
Trustee fees	7,603
Legal fees	6,849
Miscellaneous expenses	5,679
Chief compliance officer fees	2,916
Insurance expense	2,185
Total expenses	1,775,970
Less: fees waived	(1,038)
Net expenses	1,774,932
Net investment income	10,158

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and
foreign currency transactions	1,339,861
Change in net unrealized depreciation on
investments and foreign currency	(3,395,339)
Change in net unrealized depreciation of translation
of other assets and liabilities in foreign currency	(5,028)
Net realized and unrealized loss on investments and
foreign currency transactions	(2,060,506)
Net decrease in net assets resulting from operations	$(2,050,348)

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2007	June 30,
	(unaudited)	2007
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$10,158	$1,990,331
Net realized gain on investments and
foreign currency transactions	1,339,861	48,443
Change in net unrealized depreciation (appreciation)
on investments and foreign currency	(3,395,339)	39,849,712
Change in net unrealized depreciation (appreciation)
of translation of other assets and
liabilities in foreign currency	(5,028)	3,378
Net increase (decrease) in net assets
resulting from operations	(2,050,348)	41,891,864

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(1,121,725)	(1,548,567)
Institutional Class	(767,037)	—
From net realized gain:
Retail Class	(528,240)	(1,444,815)
Institutional Class	(255,420)	—
Total distributions to shareholders	(2,672,422)	(2,993,382)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a) (b)	8,701,007	14,975,721
Net increase in net assets derived from net change
in outstanding shares - Institutional Class (c)	22,429,397	66,225,856
Total increase in net assets from
capital share transactions	31,130,404	81,201,577
Total increase in net assets	26,407,634	120,100,059

NET ASSETS
Beginning of period/year	239,931,388	119,831,329
End of period/year	$266,339,022	$239,931,388
Undistributed (accumulated) net
investment income (loss)	$(53,822)	$1,824,782

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail shares is as follows:

	Six Months Ended
	December 31, 2007		Year Ended
	(unaudited)		June 30, 2007
	Shares	Value	Shares	Value
Shares sold	819,178	$29,775,723	2,827,936	$93,763,181
Shares issued in reinvestment
of distributions	44,147	1,606,062	87,541	2,862,594
Shares redeemed (b)	(616,211)	(22,680,778)	(2,327,433)	(81,650,054)
Net increase	247,114	$8,701,007	588,044	$14,975,721

(b)  Net of redemption fees of  $4,344 and $3,013 respectively.

(c)  Summary of capital share transactions for Institutional shares is as follows:

	Six Months Ended
	December 31, 2007		Year Ended
	(unaudited)		June 30, 2007(d)
	Shares	Value	Shares	Value
Shares sold	646,822	$23,740,992	1,861,715	$66,598,502
Shares issued in reinvestment
of distributions	27,682	1,006,524	—	—
Shares redeemed	(63,168)	(2,318,119)	(10,242)	(372,646)
Net increase	611,336	$22,429,397	1,851,473	$66,225,856

(d)  Institutional shares have been offered since March 30, 2007.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class
	Six Months
	Ended		Year	Period
	December 31,		Ended	Ended
	2007		June 30,	June 30		Year Ended August 31,
	(unaudited)		2007	2006		2005	2004	2003	2002
Net asset value,
beginning of
period/year	$36.54		$29.05	$25.49		$21.64	$19.47	$16.67	$19.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income (loss)	(0.07)		0.32	0.37		0.18	0.08	0.02	(0.05)
Net realized and
unrealized gain (loss)
on investments	(0.24)		7.79	3.41		3.77	2.13	2.79	(2.67)
Total from investment
operations	(0.31)		8.11	3.78		3.95	2.21	2.81	(2.72)

LESS DISTRIBUTIONS:
From net investment
income	(0.23)		(0.32)	(0.16)		(0.10)	(0.04)	—	—
From net
realized gain	(0.11)		(0.30)	(0.06)		—	—	(0.02)	(0.13)
Total distributions	(0.34)		(0.62)	(0.22)		(0.10)	(0.04)	(0.02)	(0.13)
Paid-in capital from
redemption fees
(Note 2)	—	*	— *	—	*	— *	— *	0.01	—
Net asset value,
end of
period/year	$35.89		$36.54	$29.05		$25.49	$21.64	$19.47	$16.67
Total return	(0.86	)%^	28.18%	14.88	%^	18.27%	11.36%	16.90%	(14.04)%

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of
period/year
(millions)	$178.0		$172.2	$119.8		$88.4	$51.5	$22.5	$15.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.50	%+	1.57%	1.63	%+	1.69%	1.90%	2.17%	2.42%
After fees waived and
expenses absorbed	1.50	%+	1.50%	1.50	%+	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT GAIN (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(0.10	)%+	0.99%	1.60	%+	0.71%	0.02%	(0.52)%	(1.27)%
After fees waived and
expenses absorbed	(0.10	)%+	1.06%	1.73	%+	0.90%	0.42%	0.15%	(0.35)%
Portfolio
turnover rate	2	%^	0%	4	%^	1%	4%	10%	8%

*	Less than $.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Institutional Class
	Six Months Ended
	December 31, 2007		Period Ended
	(unaudited)		June 30, 2007*
Net asset value, beginning of period	$36.57		$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.16
Net realized and unrealized
gain (loss) on investments	(0.29)		1.97
Total from investment operations	(0.26)		2.13

LESS DISTRIBUTIONS:
From net investment income	(0.33)		—
From net realized gain	(0.11)		—
Total distributions	(0.44)		—
Paid-in capital from redemption fees (Note 2)	—		—
Net asset value, end of period	$35.87		$36.57
Total return	(0.74	)%^	6.18	%^
RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$88.3		$67.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.20	%+	1.23	%+
After fees waived and expenses absorbed	1.20	%+	1.20	%+
RATIO OF NET INVESTMENT GAIN (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.12	%+	2.28	%+
After fees waived and expenses absorbed	0.12	%+	2.31	%+
Portfolio turnover rate	2	%^	0	%^

*	Institutional shares have been offered since March 30, 2007.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges.  As of December 31, 2007, the Fund did not hold fair valued securities other than securities fair valued by FTID.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 calendar days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements.  Effective July 13, 2006, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48(“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax  positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and Massachusetts.  As of December 31, 2007, tax years include the tax years ended August 31, 2005 and ended June 30, 2006 through 2007.  The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the six months ended December 31, 2007, the Fund incurred $1,205,022 in advisory fees.

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended December 31, 2007 the Advisor waived $1,038 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $374,449.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
August 31, 2008	$135,899
June 30, 2009	$117,068
June 30, 2010	$120,444
June 30, 2011	$ 1,038

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended December 31, 2007 the Fund incurred $118,774 in administration fees. The officers of the Trust are employees of the

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the six months ended December 31, 2007, the Fund was allocated $2,916 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended December 31, 2007, the Fund incurred $217,119 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the six months ended December 31, 2007, the Fund incurred $27,932 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $23,700,607 and $4,719,002 respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2007.

The cost basis of investments for federal income tax purposes at December 31, 2007 was as follows:

Cost of investments	$210,095,332
Gross tax unrealized appreciation	67,976,817
Gross tax unrealized depreciation	(11,167,855)
Net tax unrealized appreciation	$56,808,962

NOTES TO FINANCIAL STATEMENTS December 31, 2007 (unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2007 and the year ended June 30, 2007 was as follows:

	December 31,	June 30,
	2007	2007
Distributions paid from:
Ordinary income	$1,888,762	$1,548,567
Long-term capital gain	783,660	1,444,815
	$2,672,422	$2,993,382

As of June 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation	$60,204,301
Undistributed ordinary income	1,876,229
Undistributed long-term capital gain	87,549
Total distributable earnings	$1,963,778
Net unrealized appreciation on
foreign currency transactions	5,028
Post-October currency loss	(50,893)
Total accumulated gains	$62,122,214

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Portfolio 21 Investments (the “Advisor,” formerly known as Progressive Investment Management Corporation) for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Advisor’s experience and expertise investing in companies with a commitment to environmental sustainability.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Fund’s historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

management delivered by the Advisor, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.  In reviewing the Fund’s performance as of May 31, 2007, the Board took into account that the Fund’s investment philosophy included an emphasis on environmentally sensitive investing, which may not be present in all of the Funds within its comparative peer group.

The Board noted that the Fund’s performance was above the median of its peer group for all relevant time periods.  The Board also noted that the Fund was ranked in the first quartile for the year-to-date and one-year periods and was ranked in the second quartile for the three-year and five-year time periods within the Lipper Global Multi-Cap Value Funds Universe.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board noted that other accounts managed by the Advisor do not have the same or similar strategy to that of the Fund.  The Board received information that the advisory fee is equal to the fee the Advisor charges its separately managed accounts at lower asset levels and above the fee it charges its separately managed accounts at higher asset levels.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.50% for Class R Shares and 1.20% for Class I Shares.  The Board noted that the Fund’s advisory fee on both a contractual basis and net of fee waivers or expense reimbursements was slightly higher than the peer group median.  The Board also noted, however, that the Fund’s total expense ratio was below the peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited), Continued

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in the form of 12b-1 fees paid to the Advisor.  The Board noted that the Fund does not currently have any “soft dollar” arrangements.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

INFORMATION ABOUT PROXY VOTING (unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you will be able to obtain the Form N-Q on the SEC's website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the fund prospectuses, annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

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Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California  94105

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date  March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert M. Slotky
Robert M. Slotky, President

Date  March 6, 2008

By (Signature and Title)      /s/ Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  March 7, 2008

* Print the name and title of each signing officer under his or her signature.